                                                                       EXHIBIT 1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-72086 of The Talbots, Inc. on Form S-8 of our report dated June 16, 1999, appearing in this Annual Report on Form 11-K of The Talbots, Inc. Retirement Savings Voluntary Plan for the year ended December 31, 1998.



/s/ DELOITTE & TOUCHE LLP
-------------------------


Boston, Massachusetts
June 28, 1999



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